UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 14, 2024

Knife River Corporation
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-41642	92-1008893

1150 West Century Avenue
P.O. Box 5568
Bismarck, North Dakota 58506-5568
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.01 par value	KNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Knife River Corporation (the “Company”) was held on May 14, 2024. Four Company proposals were submitted to stockholders as described in the Company’s Definitive Proxy Statement filed with the SEC on March 29, 2024. The proposals and the results of the stockholder vote, with fractional share totals rounded to the nearest whole share, are as follows:

1.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to Elect Two Class I Directors:
German Carmona Alvarez	33,523,704	9,653,443	67,819	6,694,543
Thomas W. Hill	42,978,282	198,478	68,206	6,694,543

All of the Company’s nominees were elected, having received votes cast “for” their election in excess of 50 percent of the number of votes cast with respect to that nominee’s election.

2.

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes

Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve the Compensation Paid to the Company’s Named Executive Officers	41,183,718	240,663	1,649,725	170,860	6,694,543

The frequency of every year received the most votes of the Company’s common stock present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Based on these results and good corporate governance, the Company’s board of directors (the “Board”) determined that the Company will include an advisory vote to approve the compensation paid to the Company’s named executive officers in its proxy materials every year, as disclosed pursuant to the SEC’s compensation disclosure rules. The Company will hold such annual advisory votes until the next required vote on the frequency of stockholder votes on named executive officer compensation or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

3.

	Shares For	Shares Against	Abstentions	Broker Non-Votes

Advisory Vote to Approve the Compensation Paid to the Company's Named Executive Officers	41,673,105	1,440,727	131,134	6,694,543

The proposal was approved, on a non-binding advisory basis, having received the affirmative vote of a majority of the common stock present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

4.

	Shares For	Shares Against	Abstentions

Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2024	47,100,467	2,765,139	73,903

The proposal was approved, having received the affirmative vote of a majority of the common stock present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knife River Corporation

Date May 16, 2024	By /s/ Karl A. Liepitz
Karl A. Liepitz
Vice President, Chief Legal Officer and Secretary
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